TRANSAMERICA FUNDS

Transamerica Unconstrained Bond

Supplement to the Currently Effective Statement of Additional Information

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Effective and contingent upon the closing of the reorganization of Transamerica Inflation-Protected Securities into Transamerica Inflation Opportunities, both series of Transamerica Funds, which, if the closing conditions are satisfied, is expected to close on or about October 27, 2023 (the “Closing”), the voluntary sub-advisory waiver arrangement for Transamerica Unconstrained Bond, where the fund’s sub-adviser, PineBridge Investments LLC (“PineBridge”), has agreed to voluntarily waive a portion of its sub-advisory fee under certain circumstances, will be discontinued. Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has agreed to voluntarily waive its management fee in an amount equal to any savings resulting from PineBridge’s voluntary waiver of its sub-advisory fee. This voluntary waiver by TAM will also be discontinued upon the Closing.

Effective and contingent upon the Closing, the following information will supplement and supersede any contrary information contained in the Statement of Additional Information concerning Transamerica Unconstrained Bond.

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The following information will revise the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information (as applicable) under the heading “Investment Management and Other Services – The Investment Manager”, by deleting Footnote 1 in its entirety. The management fee schedule is otherwise unchanged.

Fund Name	Percentage of Average Daily Net Assets
Transamerica Unconstrained Bond	0.65% of the first $500 million 0.64% over $500 million up to $1 billion 0.62% over $1 billion up to $2 billion 0.61% in excess of $2 billion

The following information will revise the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information (as applicable) under the heading “Investment Management and Other Services – Sub-Advisers”, by deleting Footnote 21 in its entirety. The sub-advisory fee schedule is otherwise unchanged.

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Unconstrained Bond	PineBridge Investments LLC	0.25% of the first $1 billion 0.245% over $1 billion up to $2 billion 0.24% in excess of $2 billion

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Investors Should Retain this Supplement for Future Reference

June 16, 2023